                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                           -------------------------

                               SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                               (Amendment No. 2)

                               LESLIE'S POOLMART
                              (Name of the Issuer)

          LESLIE'S POOLMART              LPM HOLDINGS, INC.
          GREGORY FOURTICQ               LIBERTY WEST PARTNERS
          MICHAEL J. FOURTICQ            BRIAN P. McDERMOTT
          RICHARD H. HILLMAN             ROBERT D. OLSEN
                      (Name of Persons Filing Statement)

                                  Common Stock
                         (Title of Class of Securities)

                                  527069 10 8
                     (CUSIP Number of Class of Securities)

                             Cynthia G. Watts, Esq.
                              20630 Plummer Street
                          Chatsworth, California 91311
                                 (818) 994-4212

                                WITH COPIES TO:

Alan J. Barton, Esq.                  Neal H. Brockmeyer, Esq.
Paul Hastings Janofsky & Walker       Heller Ehrman White & McAuliffe
555 South Flower Street               601 South Figueroa Street, 40th Floor
Los Angeles, California 90071         Los Angeles, California 90017
(213) 683-6000                        (213) 689-0200
  (Name, Address and Telephone Number of Persons Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement.)


     This statement is filed in connection and with (check the appropriate box):
     a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
     b. [_] The filing of a registration statement under the Securities Act of 1933.
     c.   [_]  A tender offer.
     d.   [_]  None of the above.

     Check the following box if the soliciting materials are preliminary copies. [ ]

                           Calculation of Filing Fee


     Transaction Valuation*               Amount of Filing Fee

           $97,585,790                         $19,517.16

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:     $19,517.16                     Filing party: Leslie's Poolmart
Form or registration no.:   Preliminary Proxy Statement    Date filed: March 17, 1997
                            Schedule 14A

______________________________

* For purposes of calculating the fee only. This transaction applies to an aggregate of 6,192,061 outstanding shares (the "Cash Out Shares") of Common Stock of Leslie's Poolmart ("Leslie's California") computed as follows: (i) 6,551,566 outstanding shares of Leslie's California Common Stock, less (ii) 359,505 shares (the "Continuing Shares") primarily held by members of management (the "Continuing Stockholders") which will remain outstanding after the Merger Agreement as described in the Proxy Statement submitted as Exhibit (d) hereto.

     The cash consideration being offered to shareholders of Leslie's California for each share of Common Stock is $14.50 per share (other than with respect to the Continuing Shares to be held by the Continuing Stockholders).

     The proposed maximum aggregate value of the transaction is $97,585,790 (sum of (i) the product of the Cash Out Shares and $14.50, and (ii) cash consideration of $7,800,905 to be paid for options being surrendered in connection with the transaction.) The total fee of $19,517.16 was paid by wire transfer on March 14, 1997 to the Federal lock box depository account at Mellon Bank. The amount of the filing fee, calculated in accordance with Rule 0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the maximum aggregate value of the transaction.

     This Transaction Statement (this "Statement") is being filed with the Securities and Exchange Commission jointly by Michael J. Fourticq, Gregory Fourticq, Liberty West Partners (a general partnership in which Michael J. Fourticq and Gregory Fourticq are general partners), Brian P. McDermott, Richard
H. Hillman and Robert D. Olsen (collectively, the "Hancock Group"), Leslie's California and LPM Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Leslie's California ("Leslie's Delaware")in connection with the filing of a Proxy Statement by Leslie's California under the Securities Exchange Act of 1934, as amended.

     This Statement relates to (i) a proposal to reincorporate Leslie's California in Delaware in accordance with an Agreement of Merger pursuant to which Leslie's California would be merged with and into Leslie's Delaware and
(ii) a proposal to adopt an Agreement and Plan of Merger (the "Merger

Agreement") among Leslie's California, Leslie's Delaware and Poolmart USA Inc., a Delaware corporation ("Poolmart") dated February 26, 1997, pursuant to which Poolmart will be merged with and into Leslie's Delaware (the "Merger"). Upon the consummation of the Merger, each outstanding share of Common Stock (other than 359,505 outstanding shares currently held by Messrs. Fourticq, McDermott and Hillman, and Liberty West Partners and an as yet unknown number of shares held by stockholders who may perfect their dissenters' rights), will be converted into the right to receive $14.50 in cash for each share of Common Stock.

     Pursuant to General Instruction F to Schedule 13E-3, the information indicated below as contained in the Proxy Statement is hereby incorporated by reference in answer to the items of this Schedule. Where substantially identical information required by Schedule 13E-3 is included under more than one caption, reference may be made to only one caption of the Proxy Statement.

                             CROSS REFERENCE SHEET

Item of                     Location in Proxy Statement
Schedule 13E-3              (For Incorporation by Reference)
--------------              --------------------------------
ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.
(a)....................     "SUMMARY -- Date, Time and Place of the Special Meeting";
                            "SUMMARY -- Parties to the Merger Transaction"
(b)....................     "SUMMARY -- Market Prices for Common Stock and Dividends";
                            "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"; "THE
                            PROPOSALS -- Vote Required; Record Date"
(c)....................     "SUMMARY -- Market Prices for Common Stock and Dividends";
                            "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"
(d)....................     "SUMMARY -- Market Prices for Common Stock and Dividends";
                            "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"
(e)....................     Not applicable
(f)....................     Not applicable

ITEM 2.  IDENTITY AND BACKGROUND.

     This Schedule 13E-3 is being filed by Leslie's California, the issuer of the class and equity securities which is the subject of this Rule 13E-3 transaction, and by Leslie's Delaware, a wholly owned subsidiary of Leslie's California, Michael J. Fourticq, Brian P. McDermott, Richard H. Hillman, Gregory Fourticq, Robert D. Olsen and Liberty West Partners (a California partnership of which Michael J. Fourticq and Brian P. McDermott are general partners).

Item of                     Location in Proxy Statement
Schedule 13E-3              (For Incorporation by Reference)
--------------              --------------------------------
(a) - (d)..............     "PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF
                            MANAGEMENT"; "CERTAIN INFORMATION CONCERNING
                            HANCOCK GROUP AND GREEN; "APPENDIX I"
(e) - (f)..............     None of Leslie's California, Leslie's Delaware or
                            the persons listed in Appendix I of the Proxy
                            Statement during the past five years (i) has been
                            convicted in a criminal proceeding (excluding
                            traffic violations or similar misdemeanors) or
                            (ii) was a party to a civil proceeding of a judicial
                            or administrative body of competent jurisdiction and
                            as a result of such proceeding was or is subject to
                            a judgment, decree or final order enjoining further
                            violation of, or prohibiting activities subject to,
                            Federal or State securities laws or finding any
                            violation of such laws.
(g)...................      "APPENDIX I"

ITEM 3.  PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS.

(a)(1)................      Not applicable
(a)(2)................      "SPECIAL FACTORS -- Background of the Merger
                            Transaction"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE REINCORPORATION"
(b)...................      "SPECIAL FACTORS -- Background of the Merger Transaction";
                            "SPECIAL FACTORS -- Conflicts of Interest"; "THE REINCORPORATION"

ITEM 4.  TERMS OF THE TRANSACTION

(a)...................      "SPECIAL FACTORS -- Conflicts of Interest"; "THE MERGER"; "THE REINCORPORATION"
(b)...................      "SPECIAL FACTORS -- Conflicts of Interest"; "SPECIAL FACTORS -- Certain Effects of the
                            Merger"; "SPECIAL FACTORS -- Background of the Merger
                            Transaction"; "THE MERGER"

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE

(a) - (g).............      "SPECIAL FACTORS -- Certain Effects of the Merger";
                            "SPECIAL FACTORS -- Conflicts of Interest"; "SPECIAL FACTORS -- Conduct of Leslie's
                            Delaware's Business After the Merger"; "THE MERGER --
                            Financing"

Item of                     Location in Proxy Statement
Schedule 13E-3              (For Incorporation by Reference)
--------------              --------------------------------
ITEM 6.  SOURCES AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.
(a) - (d)...........     "THE MERGER -- Financing"

ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS

(a) - (c).............      "SPECIAL FACTORS -- Background of the Merger Transaction";
                            "SPECIAL FACTORS -- Purpose and Reasons of Hancock Group
                            and Green for the Merger Transaction"; "SPECIAL FACTORS --
                            The Special Committee's and Board's Recommendation";
                            "SPECIAL FACTORS -- Position of Hancock Group as to
                            Fairness of the Merger Transaction"; "THE REINCORPORATION --
                            Principle Reasons for the Proposed Reincorporation"
(d)...................      "SPECIAL FACTORS -- The Special Committee's and Board's
                            Recommendation"; "SPECIAL FACTORS -- Certain Effects of the
                            Merger"; "FEDERAL INCOME TAX CONSEQUENCES"; "THE
                            RECAPITALIZATION MERGER"; "SPECIAL FACTORS -- Conflicts of
                            Interest"

ITEM 8.  FAIRNESS OF THE TRANSACTION

(a) - (e).............      "SPECIAL FACTORS -- The Special Committee's and Board's
                            Recommendation"; "SPECIAL FACTORS -- Opinion of Dillon
                            Read"; "SPECIAL FACTORS -- Position of Hancock Group as
                            to Fairness of Merger; "SPECIAL FACTORS -- Background of
                            Merger"
(f)...................      Not Applicable

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

(a) - (c).............      "SPECIAL FACTORS -- Background of Merger Transaction";
                            "SPECIAL FACTORS -- Opinion of DLJ"; "SPECIAL FACTORS --
                            Opinion of Dillon Read"

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER

(a) ..................       "SPECIAL FACTORS -- Conflicts of Interest";
                             "PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF
                             MANAGEMENT"
(b) ..................       Not applicable

Item of                      Location in Proxy Statement
Schedule 13E-3               (For Incorporation by Reference)
--------------               --------------------------------
ITEM 11.  CONTRACTS, ARRANGEMENTS OF UNDERSTANDING WITH RESPECT TO THE ISSUER'S SECURITIES
                             "SPECIAL FACTORS -- Conflicts of Interest";
                             "THE MERGER -- Financing"; "SPECIAL FACTORS -- Background
                              of the Merger Transaction"

ITEM 12.  PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

(a) - (b).............       "SUMMARY -- Vote Required", "Record Date and Quorum"; "MERGER
                             TRANSACTION -- Vote Required", "Record Date"; SPECIAL FACTORS --
                             Conflicts of Interest"

ITEM 13.  OTHER PROVISION OF THE TRANSACTION

(a)...................       "RIGHTS OF DISSENTING SHAREHOLDERS"; "ANNEX F"
(b) - (c).............       Not applicable

ITEM 14.  FINANCIAL INFORMATION

(a)...................       Company's Financial Statements (as set forth in the "FS" pages)
                             accompanying the Proxy Statement; "SUMMARY -- Summary of
                             Selected Consolidated Financial Data"
(b)...................       Not applicable

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

(a) - (b).............       "PROXY SOLICITATION"; "THE MERGER - Financing"; "SPECIAL FACTORS --
                             Conflicts of Interest"

ITEM 16.  ADDITIONAL INFORMATION

         The Proxy Statement and the Financial Statements and Appendices attached thereto.

ITEM 17.  MATERIALS TO BE FILED AS EXHIBITS.

(a)...................       (1) Letter dated December 27, 1996 from Occidental Petroleum
                                 Corporation to Mike J. Fourticq(2)

                             (2) Letter dated February 19, 1997 from Hancock Park Associates to the Board of Directors of Leslie's Poolmart(2)

                             (3) Letter dated February 20, 1997 from Leonard, Green & Partners L.P.
                                 to the Board of Directors of Leslie's Poolmart(2)

                             (4) Letter dated February 4, 1997 from BT Securities Corporation to
                                 Hancock Park Associates(2)

                             (5) Letter dated February 4, 1997 from BT Securities Corporation to
                                 Hancock Park Associates(2)

                             (6) Letter dated January 14, 1997 from Wells Fargo Bank to Leslie
                                 Poolmart issuer(2)

                             (7) Letter dated February 21, 1997 from Wells Fargo Bank to Leslie's
                                 Poolmart(2)

                             (8) Letter dated March 13, 1997 from Wells Fargo Bank to Leslie's
                                 Poolmart(2)

                             (9) Letter dated November 11, 1996 from Hancock Park Associates II to
                                 Leslie's Poolmart(2)

(b)...................      (10) Opinion of Donaldson, Lufkin & Jenrette Securities Corporation
                                 dated February 26, 1996 (included as Appendix C to the
                                 Definitive Proxy Statement of Leslie's Poolmart filed May 9,
                                 1997)(1)

                            (11) Opinion of Dillon, Read & Co., Inc. dated February 26, 1996
                                 (included as Appendix D to the Definitive Proxy Statement of
                                 Leslie's Poolmart filed May 9, 1997)(1)

                            (12) Presentation Materials to the Special Committee of the Board of
                                 Directors of Leslie's Poolmart prepared by Donaldson, Lufkin &
                                 Jenrette dated February 26, 1997(3)

                            (13) Presentation Materials to the Special Committee of the Board of Directors
                                 of Leslie's Poolmart prepared by Dillon Read dated February 26, 1997(3)

(c)...................      (14) Agreement of Plan and Merger dated February 26, 1997 among Leslie's
                                 California, Poolmart USA Inc. and LPM Holdings, Inc. (included as
                                 Appendix B to the Definitive Proxy Statement of Leslie's Poolmart
                                 filed May 9, 1997)(1)

                            (15) Merger Agreement between Leslie's Poolmart and LPM Holdings, Inc.
                                 dated February 26, 1997 (included as Exhibit A to the Definitive
                                 Proxy Statement of Leslie's Poolmart and filed May 9, 1997.)(1)

                            (16) Letter dated February 26, 1997 from Michael J. Fourticq and
                                 Brian P. McDermott to the Board of Directors of Leslie's
                                 Poolmart(2)

                            (17) Letter dated February 26, 1997 from Leonard, Green & Partners, L.P.
                                 to Michael J. Fourticq and Brian P. McDermott attaching proposed form of Stockholders Agreement(2)

                            (18) Revised form of Stockholders Agreement as of April 29, 1997(3)

(d)...................      (19) Letter to Stockholders, Notice of Special Meeting of Stockholders,
                                 Proxy Card and Definitive Proxy Statement of Leslie's Poolmart
                                 filed May 9, 1997.(1)

(e)...................      (20) Chapter 13 of the California Corporation Code included as Appendix F of the Definitive Proxy Statement of Leslie's Poolmart filed
                                 May 9, 1997 and Section of that Definitive Proxy Statement entitled "Rights of Dissenting Shareholders"(1)

(f)...................           Not Applicable

Misc..................      (21) Power of Attorney of Michael J. Fourticq dated November 20, 1996, naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.(2)

                            (22) Power of Attorney of Greg Fourticq dated November 20, 1996 naming
                                 Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen as
                                 attorney-in-fact.(2)

                            (23) Power of Attorney of Liberty West Partners dated November 20, 1996, naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.(2)

                            (24) Power of Attorney of Richard H. Hillman dated November 20, 1996, naming Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen
                                 as attorney-in-fact.(2)

                            (25) Power of Attorney of Robert D. Olsen dated November 20, 1996, naming
                                 Michael J. Fourticq and Brian P. McDermott as attorney-in-fact.(2)

----------------------

(1) Incorporated herein by reference from the Definitive Proxy Materials of Leslie's Poolmart filed May 9, 1997.

(2) Incorporated herein by reference from the Schedule 13E-3 filed by Leslie's Poolmart on March 17, 1997, File No. 5-42108.

(3) Incorporated herein by reference from the Schedule 13E-3 filed by Leslie's Poolmart on April 29, 1997, File No. 5-42108.

                                   SIGNATURES

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement, as amended, is true, complete and correct.

Dated: May 9, 1997

                                  MICHAEL J. FOURTICQ


                                                 *
                                  ----------------------------------------------
                                         Michael J. Fourticq


                                  GREGORY FOURTICQ


                                                 *
                                  ----------------------------------------------
                                          Gregory Fourticq


                                  RICHARD H. HILLMAN


                                                 *
                                  ----------------------------------------------
                                         Richard H. Hillman


                                  BRIAN P. McDERMOTT


                                        /s/ Brian P. McDermott
                                  ----------------------------------------------
                                            Brian P. McDermott


                                  ROBERT D. OLSEN


                                                  *
                                  ----------------------------------------------
                                             Robert Olsen


                                  LESLIE'S POOLMART


                                  By:  /s/ Brian P. McDermott
                                     -------------------------------------------
                                           Brian P. McDermott
                                           President and Chief Executive Officer

                                  LPM HOLDINGS, INC.


                                  By:  /s/ Brian P. McDermott
                                     -------------------------------------------
                                           Brian P. McDermott
                                           President and Chief Executive Officer


                                  LIBERTY WEST PARTNERS


                                  By:            *
                                     -------------------------------------------



*By:  /s/ Brian P. McDermott
    ------------------------------------------
          Brian P. McDermott
          Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit
Number                                                                                                      Page No.
--------                                                                                                    --------
(a)...................       (1) Letter dated December 27, 1996 from Occidental Petroleum
                                 Corporation to Mike J. Fourticq(2)                                            *

                             (2) Letter dated February 19, 1997 from Hancock Park Associates
                                 to the Board of Directors of Leslie's Poolmart(2)                             *

                             (3) Letter dated February 20, 1997 from Leonard, Green & Partners L.P.
                                 to the Board of Directors of Leslie's Poolmart(2)                             *

                             (4) Letter dated February 4, 1997 from BT Securities Corporation to
                                 Hancock Park Associates(2)                                                    *

                             (5) Letter dated February 4, 1997 from BT Securities Corporation to
                                 Hancock Park Associates(2)                                                    *

                             (6) Letter dated January 14, 1997 from Wells Fargo Bank to Leslie
                                 Poolmart issuer(2)                                                            *

                             (7) Letter dated February 21, 1997 from Wells Fargo Bank to Leslie's
                                 Poolmart(2)                                                                   *

                             (8) Letter dated March 13, 1997 from Wells Fargo Bank to Leslie's
                                 Poolmart(2)                                                                   *

                             (9) Letter dated November 11, 1996 from Hancock Park Associates II to
                                 Leslie's Poolmart(2)                                                          *

(b)...................      (10) Opinion of Donaldson, Lufkin & Jenrette Securities Corporation
                                 dated February 26, 1996 (included as Appendix C to the
                                 Definitive Proxy Statement of Leslie's Poolmart filed May 9,
                                 1997)(1)                                                                      *

                            (11) Opinion of Dillon, Read & Co., Inc. dated February 26, 1996
                                 (included as Appendix D to the Definitive Proxy Statement of
                                 Leslie's Poolmart filed May 9, 1997)(1)                                       *

                            (12) Presentation Materials to the Special Committee of the Board of
                                 Directors of Leslie's Poolmart prepared by Donaldson, Lufkin &
                                 Jenrette dated February 26, 1997(3)                                           *

                            (13) Presentation Materials to the Special Committee of the Board of Directors
                                 of Leslie's Poolmart prepared by Dillon Read dated February 26, 1997(3)       *

(c)...................      (14) Agreement of Plan and Merger dated February 26, 1997 among Leslie's
                                 California, Poolmart USA Inc. and LPM Holdings, Inc. (included as
                                 Appendix B to the Definitive Proxy Statement of Leslie's Poolmart
                                 filed May 9, 1997)(1)                                                         *

                            (15) Merger Agreement between Leslie's Poolmart and LPM Holdings, Inc.
                                 dated February 26, 1997 (included as Exhibit A to the Definitive
                                 Proxy Statement of Leslie's Poolmart and filed May 9, 1997.)(1)               *

                            (16) Letter dated February 26, 1997 from Michael J. Fourticq and
                                 Brian P. McDermott to the Board of Directors of Leslie's
                                 Poolmart(2)                                                                   *

                            (17) Letter dated February 26, 1997 from Leonard, Green & Partners, L.P.
                                 to Michael J. Fourticq and Brian P. McDermott attaching proposed
                                 form of Stockholders Agreement(2)                                             *

                            (18) Revised form of Stockholders Agreement as of April 29, 1997(3)                *

(d)...................      (19) Letter to Stockholders, Notice of Special Meeting of Stockholders,
                                 Proxy Card and Definitive Proxy Statement of Leslie's Poolmart
                                 filed May 9, 1997.(1)                                                         *

(e)...................      (20) Chapter 13 of the California Corporation Code included as Appendix F of the Definitive Proxy Statement of Leslie's Poolmart filed
                                 May 9, 1997 and Section of that Definitive Proxy Statement
                                 entitled "Rights of Dissenting Shareholders"(1)                               *


                                                                                                                 Page No.
                                                                                                                 -------
(f)...................           Not Applicable

Misc..................      (21) Power of Attorney of Michael J. Fourticq dated November 20, 1996,
                                 naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.(2)               *

                            (22) Power of Attorney of Greg Fourticq dated November 20, 1996 naming
                                 Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen as
                                 attorney-in-fact.(2)                                                                *

                            (23) Power of Attorney of Liberty West Partners dated November 20, 1996,
                                 naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.(2)               *

                            (24) Power of Attorney of Richard H. Hillman dated November 20, 1996, naming Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen
                                 as attorney-in-fact.(2)                                                             *

                            (25) Power of Attorney of Robert D. Olsen dated November 20, 1996, naming
                                 Michael J. Fourticq and Brian P. McDermott as attorney-in-fact.(2)                  *

----------------------

(1) Incorporated herein by reference from the Definitive Proxy Materials of Leslie's Poolmart filed May 9, 1997.

(2) Incorporated herein by reference from the Schedule 13E-3 filed by Leslie's Poolmart on March 17, 1997, File No. 5-42108.

(3) Incorporated herein by reference from the Schedule 13E-3 filed by Leslie's Poolmart on April 29, 1997, File No. 5-42108.


                                      12